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                                                                   EXHIBIT 17(B)

                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of Government Obligations Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


       Signature                            Title                    Date
       ---------                            -----                    ----

                                     President, Principal
/s/  M. Dozier Gardner               Executive Officer and       April 22, 1997
--------------------------           Trustee
     M. Dozier Gardner

                                     Treasurer and
/s/  James L. O'Connor               Principal Financial         April 22, 1997
--------------------------           and Accounting
     James L. O'Connor               Officer


/s/  Donald R. Dwight                Trustee                     April 22, 1997
--------------------------
     Donald R. Dwight


/s/  James B. Hawkes                 Trustee                     April 22, 1997
--------------------------
     James B. Hawkes


/s/  Samuel L. Hayes, III            Trustee                     April 22, 1997
--------------------------
     Samuel L. Hayes, III


/s/  Norton H. Reamer                Trustee                     April 22, 1997
--------------------------
     Norton H. Reamer


/s/  John L. Thorndike               Trustee                     April 22, 1997
--------------------------
     John L. Thorndike


/s/  Jack L. Treynor                 Trustee                     April 22, 1997
-------------------------------
     Jack L. Treynor